UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: March 22, 2013

DOLE FOOD COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4455	99-0035300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dole Drive

Westlake Village, California 91362

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (818) 879-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

On March 22, 2013, Dole Food Company, Inc. updated for 2013 the following, all under Dole’s 2009 Stock Incentive Plan as amended and restated February 23, 2012: (i) standard terms and conditions for self-funded cash-based long term incentive awards; (ii) grant notice and standard terms and conditions for nonqualified stock options; (iii) grant notice and standard terms and conditions for performance shares; (iv) grant notice and standard terms and conditions for restricted stock; (v) grant notice and standard terms and conditions for restricted stock units. The updated documents are filed as exhibits to this Current Report. In addition, in connection with the previously announced ITOCHU sale transaction, due to close on April 1, 2013, Dole modified in writing the terms of previously awarded stock options (by extending the exercise period from three months after employment termination with Dole, to March 31, 2014) only for employees (x) whose employment is continuing with ITOCHU or one of the acquired entities of ITOCHU and who accept continued employment in writing with a release to Dole pursuant to the ITOCHU Acquisition Agreement or (y) whose employment with Dole is being terminated as a result of the ITOCHU sale transaction. The notices of such modification are filed as exhibits to this Current Report.

Section 9. Financial Statement and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits:

10.1*	2013 Standard terms and conditions for self-funded cash-based long term incentive awards.

10.2*	2013 Form of grant notice and standard terms and conditions for nonqualified stock options.

10.3*	2013 Form of grant notice and standard terms and conditions for performance shares.

10.4*	2013 Form of grant notice and standard terms and conditions for restricted stock.

10.5*	2013 Form of grant notice and standard terms and conditions for restricted stock units.

10.6*	Notices of Modification of exercise period for previously awarded nonqualified stock options for certain employees.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

March 28, 2013	DOLE FOOD COMPANY, INC. REGISTRANT

	By:	/s/ C. MICHAEL CARTER

C. Michael Carter President and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1*	2013 Standard terms and conditions for self-funded cash-based long term incentive awards.

10.2*	2013 Form of grant notice and standard terms and conditions for nonqualified stock options.

10.3*	2013 Form of grant notice and standard terms and conditions for performance shares.

10.4*	2013 Form of grant notice and standard terms and conditions for restricted stock.

10.5*	2013 Form of grant notice and standard terms and conditions for restricted stock units.

10.6*	Notices of Modification of exercise period for previously awarded nonqualified stock options for certain employees.

*	Filed herewith

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